# Epazz, Inc.

an Illinois corporation

July 14, 2005

SUBSCRIPTION DOCUMENTS

## GENERAL INFORMATION

The information contained herein is being furnished by the undersigned investor to enable Epazz, Inc. (the "**Company**") to determine whether, under Sections 3(b) and/or 4(2) of the Securities Act of 1933, as amended, (the "**Securities Act**"), and Regulation D ("**Regulation D**") promulgated thereunder, the undersigned investor meets the qualification and suitability requirements for an investment of $125.00 in consideration of 500 shares of Common Voting Stock of the Company (the "**Shares**") at an offering price of $0.25 per share in a private placement offered by the Company.

By executing this document, the undersigned investor understands that: (i) the Company will rely upon the information contained herein for purposes of such determination; (ii) the Shares will be registered under the Securities Act in reliance upon the exemption from registration provided by Sections 3(b) and/or 4(2) of the Securities Act and Regulation D; and (iii) purchase of the Shares will be solely for the account of the undersigned investor, and not for the account of any other person or with a view toward resale, assignment, fractionalization or distribution thereof.

By executing this document, the undersigned investor represents to the Company that it has adequate means of providing for current needs and possible personal contingencies and has no need for liquidity of this investment.

Please contact Shaun Passley, President of the Company at 312-955-8161 with any questions you may have concerning an investment in the Company.

**Executive Summary**

**Overview**

Epazz, Inc. started in February 1999 by Shaun Passley; to seek a better way to organize his college information and resources. His idea was if the information and resources provided by his college were better organize per each individual then they would gain a personal experience with the college that could lead to a lifetime relationship. This concept is also used in the business world by helping companies be able to better retain their relationships with clients, employees, vendors and partners.

Since then Epazz, Inc. has developed and tested a web infrastructure operating system product called BoxesOS v3.0. BoxesOS provides web infrastructure operating system designed to increase the satisfaction of key stakeholders (students, faculty, alumni, employees, and clients), by enhancing the institution experience through the use of enterprise web-based applications to organize their lives and improve the lines of communication. BoxesOS decrease organizations' operating expenses by providing development tools to create advance web applications, which can be created by non-technical staff members. BoxesOS creates sources of revenue for the university through utilizing a web platform to conduct e-commerce and provides e-commerce tools for businesses to easily create "my accounts" for their customers. It further reduces administrative costs, by combining technology applications into one package, providing an alternative solution to ERP modules and showing an instant return on investment

by reducing the need for 3rd party applications license fees. The one biggest advantage to BoxesOS is that it links university's resources with the business community; by allowing Businesses to better train their employees through utilizing courseware development from higher education institutions.

Epazz entered into the higher education sector because of the unique environment it provides. The education industry faces similar challenges to the other sectors. Higher education sector needs to serve and find new customers (students), needs to manage interactions with employees, needs to obey government regulations and needs to conduct fund raising campaigns. Thus, creating a product for the higher education industry is also creating a product for businesses, school districts, government agencies and non-profit organizations. The current version of BoxesOS can be deploy at businesses, school districts, government agencies and non-profit organizations. Epazz has targeted businesses between 250-2500 employees and small colleges. Many of these businesses and small colleges do not have large IT departments to develop applications on their own. They need solutions to decrease their operating expenses, improve workflow, enhanced communication, online collaboration and manage customers relationships.

**Epazz BoxesOSv3.0 (Web Infrastructure Operating System):** This is Epazz's flagship product. It is the core package of Epazz products and services that are offered to enhance organization current IT investments. Epazz BoxesOS will integrate with the organization's back-end systems and provide a customizable personal information system for each stakeholder.

Services include:

- Single sign-on: Provides a powerful single-sign –on with Security procedure to product users' information and identity.
- Course Management System: Manage distance, traditional courses and Calendar
- Enterprise Web site content Management: Manage public sites with multi contributors
- Integration Management Services: Integrated into ERPs and Mainframes
- Email Management: Email server and web client
- Instant Messenger Services: Instant messaging and alerts
- Customer Relationship Management: Prospective students and alumni
- Calendar/Scheduler Management: Event directory, groupware, personal calendar
- Administrative Support Services: Online payment services.
- Business Services: Facility Management and Online Bookstore

**Benefits of Epazz**

- Meets needs of organizations through enhancement of communication between key stakeholders, reducing costs, creating sources of revenues.

- Meets needs of key stakeholders students, faculty, alumni, employees, customers, suppliers and partners through enhancement of communication with organizations, friends and the outside world in a communication tone that is designed for them
- Creating a partnership with higher education institutions and the business community by providing access to institution's resources, students, faculty, and alumni markets.
- Allows small IT departments to create custom applications faster, and cheaper using BoxesOS common user interface and connections to back-end systems.

**Market Opportunity**

Small Business Market

There are over 67,000 businesses between 250 -2500 employees in the United States. Most businesses are facing similar issues, how can they retain their relationships with different stakeholders. How can they increase sales, decrease costs, receive information on a timely basis and develop custom applications. Businesses need to access critical information anytime and any place in an affordable manner. Businesses need to train their employees and recruit new employees. BoxesOS provides a single solution to address these issues. BoxesOS enables businesses to enhance their existing IT systems by connecting them together and making them work together. Businesses are able to see their data in a common interface, from their databases and use the data to create custom applications.

The current options are too costly to small and medium size businesses. The current portal and ERP vendors' license fees are beyond budgets of most businesses of these sizes. Businesses do not have a large IT department to develop portal or web solutions on their own. Businesses sometimes hire IT consulting firms, which provide them with a portal framework, but not a total solution, like BoxesOS. IT consulting firms are done; businesses need to maintain the system. Unfortunately, because they are the only ones using this system, the maintenance cost per year is large than if they had gone with a commercial software package. BoxesOS provides a better return on investment because organizations are buying into a community of users which share the maintenance cost and provide critical user feedback. BoxesOS decreases the need for 3rd party applications or consulting firms.

BoxesOS offers small and medium size businesses with a portal, courseware, website management, email servers, customer relationship management and e-commerce applications, which integrates into the business's back-end systems within 12 to 16 weeks and provides an instant return on investment. BoxesOS provides a common user interface; furthermore BoxesOS content management, workflow engine, and auto-processing enable businesses users with no programming experience to create custom web applications to perform just tasks as processing traveling expenses. For example an administrative assistant goes on to BoxesOS, in the content management the administrative assistant creates a web form using Epazz Web Content editor. The administrative assistant enters in the fields she needs, enters in the approval scheme, the stakeholder group and the location of the form on BoxesOS. Her co-workers login to BoxesOS, enter in their traveling expenses into the form. Since BoxesOS is

connecting to the company IT systems, the form is automatically process through the company's payroll system.

BoxesOS enable businesses, institutions and associations to create custom application without spending additional capital on programmers or 3rd party programs. BoxesOS is a complete solution, which helps organizations in void the cost of purchasing 3rd party programs. Most small businesses and small colleges simply do not have the resources to have a complete IT department. The past investment businesses spent on their IT infrastructure is reuse by BoxesOS. Anytime company wishes to update their websites they use need to change the web template. Businesses can easily create new self-service online applications for payment, ordering, selling and reporting. BoxesOS truly provides a way for companies to decrease their administrative cost by providing online self services to common tasks.

Higher Education Market

There are over 4,000 small to medium size colleges and universities, serving approximately 1,000-10,000 students in the United States. Virtually every school is upgrading from Mainframes into ERP solutions. Colleges and universities were the first industry to see the capabilities of BoxesOS. BoxesOS is design to integrate and optimize the university's information systems.

The current options are too costly to colleges of even the largest size. The current portal and ERP vendors' licenses fees are beyond most school budgets. Many colleges who could not afford the portal vendors' license fees have opt it for an open source portal called Uportal, which only offers a portal framework and demands a full-time staff to maintain it. According to College Advisor magazine, "some colleges are spending upwards of $1 million a year to maintain Uportal".

BoxesOS offers colleges and universities with a portal, courseware, website management, email servers and many other enterprise grade applications, which integrates into the institute's backend systems within 12 to 16 weeks and provides an instant return on investment. This means unlike the Uportal, which provides limited functionality and takes up to 6 months to install, will not be able to compare with BoxesOS. BoxesOS will be up and running for several months before the Uportal is live. Furthermore, BoxesOS will save the institute money within the first two years usage.
A recent survey report from Campus Technology Magazine (November 2004) indicates the portal technology, course management and network security are three most important IT decisions in 2005.

## *Company Ownership*

Epazz Inc. Company is a privately held Illinois c-corporation. Shaun Passley, Epazz's founder and President, is the majority owner.

### Business Model

*There are seven revenue streams:*

1. Product: One time License fee

2. Maintenance: Annual support service packages
3. Partnership: access fees, commissions
4. Business Services: Subscription fees from relationship programs for universities and the business community
5. Technical consulting services: ongoing fees from upgrades
6. Online services: enhanced memberships fees and pay-per-use fees from the stakeholders
7. License Technology: License and royalties for Epazz technology in Data Centers for providing ASP (Application Service Providers).

**Key Milestones**

- 3 clients and 25 more in the pipeline
- $125,000 in revenue for 2004
- Cash flow Positive

## Funding Summary

The Company is currently seeking a capital investment of $1,000,000 USD to install BoxesOS in 5-7 client sites, develop new modules and fund the rollout of an aggressive marketing campaign. The funds are expected to be applied as follows:

**Application of Proceeds**

| | | |
|---|---|---|
| Software Development | $500,000 | 50% |
| Marketing and sales | $300,000 | 30% |
| Operating Capital | $200,000 | 20% |
| Total Application of Proceeds | 1,000,000 | 100% |

The amounts expended in each category of expense are rough approximations. The Company reserves the right to reallocate expenditures as it deems appropriate or as business needs arise. If the Company receives less than the total amount being sought on this current round of funding, it will have to reduce the amount it can expend and accordingly will reduce or delay the full development and marketing of its products and services.

**Exit Strategy**

Epazz will look for a strategic partner to be acquired by or to merge with. For example, includes companies like Microsoft, Apple, Oracle-PeopleSoft, SunGard SCT, Datatel and SAP who wants to expand their market share in small businesses and higher education space.

SUBSCRIPTION INSTRUCTIONS

AFTER YOU HAVE CAREFULLY REVIEWED THE COMPANY'S OFFERING DOCUMENTS, CONSISTING OF THIS SUBSCRIPTION AGREEMENT AND THE BUSINESS PLAN OF THE COMPANY (THE "**BUSINESS PLAN**"), AND HAVE DECIDED TO SUBSCRIBE FOR AND PURCHASE THE SHARES, PLEASE FOLLOW THE APPLICABLE INSTRUCTIONS TO COMPLETE THE PURCHASER QUESTIONNAIRE AND SUBSCRIPTION AGREEMENT INCLUDED IN THESE SUBSCRIPTION DOCUMENTS:

- Complete the Purchaser Questionnaire included herein.
- Initial the appropriate statement regarding your suitability for investment on Pages 1 and 2 of the Subscription Agreement.
- Execute the Subscription Agreement on the signature line near the top of Page 9.

# Epazz, Inc.

PURCHASER QUESTIONNAIRE

TO BE PROVIDED BY ALL INVESTORS

The purpose of this Questionnaire is to assure Epazz, Inc. (the "**Company**") that (1) an investment in the Shares by the subscriber is suitable in light of his personal, financial and tax position, (2) the subscriber has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the investment, (3) the subscriber will meet the standards imposed by state securities laws and/or Regulation D, promulgated under the Securities Act of 1933 as amended (the "**Securities Act**"), since the Shares will not be registered under the Securities Act or registered under applicable state securities laws, and (4) the subscriber is an "accredited investor," as defined under Regulation D.

The subscriber must understand that all answers will at all times be kept strictly confidential. However, by signing this Questionnaire the subscriber agrees that the Company may present this Questionnaire to such parties as the Company deems appropriate if called upon under law to establish the availability under the Securities Act or state securities laws of an exemption from registration of the private placement.

**Purchaser Information:**

Name of Purchaser: ____________________________________________

Federal Tax ID Number of Purchaser: ______________________________

Address: ________________________________________________
(street)

________________________________________________
(city) (state) (zip)

Mailing Address: ________________________________________
(if different) (street)

________________________________________________
(city) (state) (zip)

Telephone Number: ______________________________________

Investment Experience:

(a) Please indicate the frequency of investment in marketable securities (i.e., those where prices are quoted regularly on exchanges or the over-the-counter market):

_____ often _____ occasionally _____ seldom _____ never

(b) Please check those of the following types of investments in which you have participated:

_____ Mutual funds

_____ Equity securities

_____ Other private placements of securities sold in reliance upon the non-public offering exemption from registration under the Securities Act.

(c) List the state(s) in which you have maintained your principal residence during the past year and the dates during which you resided in each state:

________________________________________________

________________________________________________

(d) Do you maintain a house or apartment in any other state? ____________________
If yes, in which state(s)? ________________________________

(e) In which state do you pay income taxes? ____________________________

(f) In which state do you hold a driver's license? __________________________

(g) In which state are you registered to vote? ___________________________

**<u>Information Concerning Subscriber's Financial Situation, Investment Knowledge and Experience.</u>**

1. Occupation: __________________________________________

2. Employer: ___________________________________________

3. If self-employed, provide the following information:

   Name of business: _____________________________________
   Length of time engaged in current business: ______ years.

4. (a) The subscriber's gross income as evidenced by federal income tax returns for applicable years:

| | | Individual | With Spouse |
|---|---|---|---|
| (i) | in 2003 was in excess of . . . . . . . . | $ | $ |
| (ii) | in 2004 was in excess of . . . . . . . . | $ | $ |
| (iii) | in 2005 is expected to be in excess of . . . . . . . . . . . . . . . . . . | $ | $ |

(b) The subscriber's net worth, or joint net worth with the subscriber's spouse, is in excess of (include the value of home, home furnishings and automobiles):

$

(c) The subscriber's net worth, or joint net worth with the subscriber's spouse, is in excess of (exclude the value of home, home furnishings and automobiles):

$

(d) The current value of my liquid assets (cash, marketable securities, cash surrender value of life insurance and other items easily convertible into cash) is sufficient to provide for my current needs and possible personal contingencies:

Yes _______ No

5 Education:

| School | Field of Study | Degree | Year Conferred |
|---|---|---|---|
| | | | |
| | | | |

6. Are you a U.S. Citizen? ____ Yes ____ No

Print name of subscriber

Dated:______________________________

# Epazz, Inc.

SUBSCRIPTION AGREEMENT

Epazz, Inc.
27 N. Wacker Suite 261
Chicago, IL 60606

Gentlemen:

## I. SUBSCRIPTION

The undersigned hereby offers and agrees to purchase the amount of ___________ Shares to be issued by the Company the **Offering**. The undersigned has submitted its check payable to "Epazz, Inc." for the Shares subscribed for by the undersigned.

## II. SALE OF NOTE

The purchase price of the Shares offered by the Company have been determined as a result of arm's length negotiation between the Company and the undersigned.

## III. ACCREDITATION

The undersigned understands that the Shares are not registered under the Securities Act of 1933, as amended (the "**Securities Act**"), or the securities acts of any states (the "**Laws**") and the Shares are being offered and sold in reliance upon exemptions from registration under said Securities Act and Laws. To enable the Company to determine the exemption(s) applicable to the undersigned, the undersigned hereby warrants and represents as follows:

THIS REPRESENTATION IS PRESENTED IN ALTERNATIVE FORM.

**PLEASE INITIAL THE STATEMENTS WHICH FOLLOW WHICH ARE TRUE AS TO YOU IN THE BRACKETS TO THE LEFT THEREOF. ONE OR MORE STATEMENTS MUST BE INITIALED BY YOU. IF NO INITIALS ARE PROVIDED BELOW, THIS DOCUMENT CANNOT BE ACCEPTED FOR SUBSCRIPTION.**

IN ORDER TO INVEST IN THE NOTE, YOU MUST SATISFY THE REQUIREMENTS OF a or b.

[ ] a. The undersigned is a natural person whose individual net worth, or joint net worth with the undersigned's spouse, at the time of purchase, exceeds $1,000,000 (net worth, for purposes of the Offering, includes home, home furnishings and automobiles, except that net worth for Illinois residents does not include home, home furnishings and automobiles).

[ ] b. The undersigned is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year.

## IV. OFFERING MATERIALS

The undersigned hereby acknowledges receipt of a copy of the following documents (collectively referred to as the "**Offering Documents**"): the Confidentiality Agreement; the Business Plan; and this Subscription Agreement.

## V. REPRESENTATIONS AND WARRANTIES OF UNDERSIGNED

The undersigned makes the following additional agreements, representations, declarations, acknowledgments and warranties with the intent that the same may be relied upon in determining its suitability as a purchaser of the Shares:

(1) The undersigned agrees that, in the event his residence changes from that represented in the Purchaser Questionnaire, he will promptly notify the Company.

(2) The undersigned is an "accredited investor" as defined in Regulation D.

(3) The undersigned has received, read, understands and is fully familiar with the Offering and these Offering Documents.

(4) The Shares subscribed for herein will be acquired solely by and for the account of the undersigned, for investment, and are not being purchased for subdivision, fractionalization, resale or distribution; the undersigned has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge all or any part of the Shares for which the undersigned hereby subscribes, and the undersigned has no present plans or intentions to enter into any such contract, undertaking or arrangement. In order to induce the Company to issue and sell the Shares subscribed for hereby to the undersigned, the undersigned agrees that the Company will have no obligation to recognize the ownership, beneficial or otherwise, of such Shares by anyone but the undersigned.

(5) The undersigned agrees that it will not transfer the Shares, or any interest therein, unless and until the Company shall have consented thereto (which consent may be withheld in the absolute discretion of the Company). The undersigned acknowledges that it generally must hold the Shares for a minimum period of one year and may not sell, transfer, pledge or otherwise dispose of the Shares without registration under the Securities Act or the Laws unless an exemption from registration is available. Further, the undersigned shall provide, if the Company so requires, an opinion of counsel satisfactory to the Company, that the intended disposition will not violate the Securities Act or the Laws or the rules and regulations of the Securities and Exchange Commission or of any state securities commission promulgated under such statutes.

(6) The Shares have not and will not be registered under the Securities Act and cannot be sold or transferred without compliance with the registration provisions of said Securities Act or compliance with exemptions, if any, available thereunder.

(7) The undersigned expressly represents that: (a) he, alone or with his Purchaser Representative (if applicable), has such knowledge and experience in financial and business matters in general and in investments in unregistered securities in particular, and that he is capable of evaluating the merits, risks and other facets of the subject investment; (b) his financial condition is such that he has no need for liquidity with respect to his investment in the Shares to satisfy any existing or contemplated undertaking or indebtedness; (c) he is able to bear the economic risk of his investment in the Shares for an indefinite period of time, including the risk of losing all of his investment; (d) he has either secured independent tax advice with respect to his investment in the Shares, upon which he, alone or with his Purchaser Representative (if applicable), is relying, or he is sufficiently familiar with the income taxation of debt instruments that he deemed such independent advice to be unnecessary; (e) he has participated in other privately placed investments and/or he, alone or with his Purchaser Representative (if applicable), has such knowledge and experience in business and financial matters, has the capacity to protect his own interest in investments like the subject investment, and is capable of evaluating the risks, merits and other facets of the subject investment.

(8) The undersigned acknowledges that the Company has made all available documents pertaining to the investment opportunity in the Company and has allowed the undersigned an opportunity to ask questions and receive answers thereto and to verify and clarify any information contained in the Offering Documents or related documents.

(9) In evaluating the suitability of an investment in the Company, the undersigned, having been delivered a copy of the Offering Documents, acknowledges that he has relied solely upon the Offering Documents, documents and materials submitted therewith, and independent investigations made by the undersigned in making the decision to purchase the Shares subscribed for herein, and acknowledges that no representations or agreements (oral or written), other than those set forth herein, have been made to the undersigned with respect thereto. The undersigned acknowledges that the Offering Documents supersedes any prior information submitted to him regarding the investment opportunity in the Shares.

(10) The undersigned was not induced to invest by any form of general solicitation or general advertising including, but not limited to, the following: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the television or radio; and (ii) any seminar or meeting whose attendees had been invited by any general solicitation or general advertising.

(11) The undersigned expressly acknowledges that: (a) the Shares are a speculative investment that involves a high degree of risk of loss of the entire investment of the undersigned in the Company; (b) no federal or state agency has reviewed or passed upon the adequacy or accuracy of the information set forth in the Offering Documents, or made any finding or determination as to the fairness for investment, or any recommendation or endorsement of the Shares as an investment; (c) there are restrictions on the transferability of the Shares; there will be no public market for the Shares and, accordingly, it may not be possible for the undersigned to liquidate his investment in the Shares; (d) the Shares shall bear a legend describing the restrictions on transfer; stop transfer instructions shall be noted in the appropriate records of the Company and the original executed copy of the Subscription Agreement will be retained by the Company; and (e) any anticipated federal and/or state income tax benefits applicable to the Shares may be lost through changes in, or adverse interpretations of, existing laws and regulations.

(12) All information that the undersigned has provided concerning himself and his financial condition is correct and complete as of the date set forth on the subscription page hereof, and if there should be any material change in such information prior to the acceptance of his subscription for the Shares that he is purchasing, it will immediately provide such information to the Company.

(13) The undersigned expressly acknowledges that in evaluating the Company and its business, he or she should carefully consider the following risk factors. The order in which such risk factors are presented is not intended to represent the magnitude of the risk described.

**No Operating History; Uncertainty of Future Revenues and Profitability**

The Company is a start-up company and has no operating history that investors may use to evaluate its prospects or future performance. The likelihood of the Company's success must be considered in light of the problems, expenses, difficulties, complications, delays, and other risks, many of which are beyond the control of the Company, that are frequently encountered in connection with the formation of a new business, development and commercialization of new products and services, the utilization of technology, and the competitive environment in which the Company will be operating. To date, the Company has generated no product license revenue from operations and there can be no assurance that it will be able to develop significant revenues form operations. The Company currently expects to incur an operating loss. The Company is not expected to be profitable unless and until such time as products and services developed by the Company generate sufficient revenue to fund its operations. There is also no assurance that the Company's products will generate revenues sufficient to enable the Company to earn a profit. The Company's ability to achieve profitability depends on its ability to attract customers in its identified target markets.

**Limited Sales or Marketing Programs Implemented**

Due to the early stage of the Company's development, the Company has not made a significant investment in marketing and sales resources. The Company's ability to obtain revenue in the future will depend in large part on its ability to establish a sales and marketing organization. There can be no assurance that the Company will be able to identify, attract and retain additional experienced sales and marketing personnel with relevant experience, that the cost of such personnel will not exceed the revenue generated or that the Company's sales and marketing organization will be able to successfully compete against significantly more extensive and well-funded sales and marketing operations of potential competitors. There can be no assurance that the Company will be able to establish successfully its sales and marketing organization, develop distribution channels or develop its own capabilities to distribute services. Any failure to establish its sales and marketing organization or develop its distribution channels could materially and adversely affect the Company's business, financial condition and results of operations.

**Competition**

Although the Company believes that it does not face any direct competition, the Company believes that it faces competition from certain combinations of existing individual software packages and certain scheduling systems. Though the Company believes that its product offering provides significant functional and technological advantages, there is no assurance that the Company will be able to effectively compete in this market. Prospective competitors vary in size and in the scope and breadth of the products and services offered. Many of the Company's potential competitors have a number of significant advantages over the Company, including a longer operating history, preferred vendor status with the Company's potential customers, more extensive name recognition and marketing power, and significantly greater financial, technical, marketing and other resources which would give them the ability to respond more quickly to new or changing opportunities, technologies and customer requirements. The Company may not be able to maintain or expand its revenue base if competition increases and the Company is unable to respond effectively.

**Uncertainty of Protection of Proprietary Rights**

The Company's business and competitive position will be dependent upon its ability to maintain and protect the proprietary technology and trade secrets that are expected to be key to its business. Unauthorized parties may attempt to obtain and use information that the Company regards as proprietary and the Company may not be able to operate without infringing on the proprietary rights of third parties. The Company's breach of an existing license or failure to obtain a license to technology may have a materially adverse effect on the Company's business, financial condition and results of operation.

Although the Company will require disclosure agreements from all prospective customers and business partners prior to sharing the Company's technologies, there is no assurance that the Company's technology wilbe protected.

**Future Capital Needs: Uncertainty of Additional Funding**

The Company may need significant additional funding after completion of the Offering, depending upon the results of its operations. Such additional funding will be used to continue development of the Company's product offering, expand the Company's operations, and develop sales and marketing programs. The Company is unable to provide any assurances that any such financing will be available, that the Company will be successful in obtaining such financing or that the resulting proceeds will be sufficient to support the Company's development. The Company's future capital requirements will depend on many factors. In order for the Company to obtain additional funding, it will be necessary for the Company to sell equity or debt securities or other sources of funding. The issuance of such securities likely will result in dilution to the Company's existing shareholders, including those purchasing Shares in this Offering. There can be no assurance that additional funding, if necessary, will be available on acceptable terms, if at all. If adequate funds are not available, the Company may be required to delay, scale back or eliminate certain of its research and development programs signific antly or obtain funds through arrangements that are not favorable to th Company.

**Dependence on Key Employees, and Need for Additional Employees**

The Company is highly dependent on its founders: Shaun Passley, Brian Regan and Steve Garton. The loss of any of their services would have a material adverse effect on the Company's business and chances for future success. The Company's success will depend, in part, on the continued service of its key personnel and its ability to identify, hire and retain additional qualified personnel. There can be no assurance that the Company will be able to recruit such qualified personnel to enable it to conduct its proposed business successfully.

## VI. REPRESENTATIONS WARRANTIES AND COVENANTS OF COMPANY

(1) Organization and Good Standing. The Company has been duly formed and is validly existing and in good standing under the laws of the State of Illinois.

(2) Authorization. The execution and delivery of this Subscription Agreement and the Shares and performance of the Company's obligations as set forth in this Subscription Agreement and the Shares have been duly and validly authorized by all necessary corporate action, and the Subscription Agreement is a legal and binding obligation of the Company, enforceable in accordance with their terms.

(3) Capitalization. The Company has only ____ class(es) of stock, of which ______ Shares are issued and outstanding. Other than _____, there are no outstanding or authorized rights, options, convertible securities, subscription rights or other agreements or commitments of any kind that could require the Company to issue or sell Shares in the Company or securities convertible or exchangeable therefore.

(4) Non-Contravention. Neither the execution and delivery by the Company of this Subscription Agreement and the Shares nor the consummation of any of the transactions contemplated hereby or thereby nor compliance by the Company with or fulfillment by it of the terms, conditions and provisions hereof or thereof will:

a. Conflict with, result in a breach of the terms, conditions or provisions of, or constitute a default, an event of default or an event creating rights of acceleration, termination or cancellation or a loss of rights under, or result in the creation or imposition of any lien, claim or encumbrance upon any of the Company's assets, under (1) the Articles of Incorporation or the By-Laws of the Company, (2) any contract to which the Company is a party, (3) any court order to which the Company is a party or by which the Company is bound, or (4) any requirements of laws affecting the Company or the Company's assets; or

b. Require the approval, consent, authorization or act of, or the making by the Company of any declaration, filing or registration with, any person.

(5) Exemption from Registration for the Shares. The issuance and sale of the Shares are exempt from registration under the Securities Act and the Regulations pursuant to Regulation D or Regulation S promulgated under the Securities Act subject to the following assumptions:

a. The undersigned is not subject to any statute, rule or regulation, or to any impediment to which contracting parties are generally not subject, that requires the Company or such party to obtain the consent of, or to make a declaration or filing with, any governmental authority.

b. The undersigned's factual representations and warranties in this Subscription Agreement are true and accurate in all material respects and (ii) that the undersigned is an "accredited investor," as that term is defined under the Securities Act.

c. The undersigned is not an "underwriter" within the meaning of Section 2(11) of the Securities Act.

## VII. LEGEND REQUIREMENTS

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR

EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

## VIII. INDEMNIFICATION

The undersigned hereby agrees to indemnify the Company and its Affiliates, agents and employees, and hold each of them harmless against any and all loss, damage, liability or expense, including reasonable attorneys' fees, which they or any of them may suffer, sustain or incur by reason of or in connection with any misrepresentation or breach of warranty or agreement made by the undersigned thereto, or in connection with the sale or distribution by the undersigned of the Shares purchased by the undersigned pursuant hereto in violation of the Securities Act or any other applicable law.

## IX. ACCEPTANCE AND REVOCATION

The undersigned understands and agrees that this subscription may be accepted or rejected by the Company in its sole and absolute discretion, and if accepted, the Shares purchased pursuant hereto will be issued only in the name of the undersigned. The undersigned hereby acknowledges and agrees that this Subscription Agreement may not be canceled, revoked or withdrawn.

## X. POWER OF ATTORNEY

By execution of this Subscription Agreement, the undersigned grants a power of attorney to the Company and any of its officers, in the name, place and stead of the undersigned, to complete any blanks in this Subscription Agreement or the Purchase Questionnaire not filled out by the undersigned.

## XI. LITIGATION FEES

In the event either of the parties to this Subscription Agreement enters into litigation to enforce any part of this Subscription Agreement against the other, the prevailing party in such litigation shall be reimbursed by the other party for any and all fees and expenses including attorneys fees, incurred by the prevailing party.

## XII. MISCELLANEOUS

The undersigned hereby intends that the undersigned's signature hereon shall constitute a subscription to the Company for the Shares specified on the signature page of this Subscription Agreement.

This Subscription Agreement, and the representations and warranties contained herein shall be binding upon the administrators and other successors of the undersigned. This Subscription Agreement shall be governed by the laws of the State of Illinois, and any dispute regarding this Subscription Agreement or the Shares shall be litigated in the state or federal courts situated in Cook County, Illinois, to which jurisdiction and venue the undersigned consents. The undersigned hereby waives the right to a jury trial with respect to any dispute regarding the Shares or this Subscription Agreement.

The Company and the undersigned hereby irrevocably submit in any suit, action or proceeding arising out of or related to the Offering, including any claim, suit or action related to the enforcement of this Subscription Agreement and the Shares, to the jurisdiction of the United States District Court for the Northern District of Illinois and the jurisdiction of any court of the State of Illinois located in Cook County. The Company and the undersigned irrevocably waive, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. The Company hereby consents to process being served in any suit, action or proceeding of the nature referred to above by the making of a copy sent by registered or certified mail to the Company at the address set forth on the first page of this Subscription Agreement and waives any claim or objection based on lack of personal jurisdiction.

[THE REST OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

733106.1

# Epazz, Inc.

SUBSCRIPTION AGREEMENT SIGNATURE PAGE

The undersigned hereby subscribes for the amount of Shares set forth below, acknowledges that the information contained in the Purchaser Questionnaire is true and correct and agrees to be bound by the terms of the Subscription Agreement to which this signature page is a part.

**PLEASE NOTE THAT ONE OR MORE BRACKETS ON PAGES 1 AND 2 MUST BE INITIALED IN ORDER FOR THIS SUBSCRIPTION TO BE CONSIDERED.**

EXECUTED this ____ day of ________, 2005, at Chicago, Illinois.

Amount of Shares Subscribed For: $____________

___________________________________

**Acceptance**

Accepted this ____ day of _________, 2005 at Chicago, Illinois.

**Epazz, Inc.**, an Illinois Corporation

_____________________________________________

By: Shaun Passley
Title: President

733106.1